UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 14, 2011

DIRECTV HOLDINGS LLC
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-106529                                                                                  25-1902628
____________________________________________________________________________________________________
(Commission File Number)                                                                (IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California                                                                                                    90245
(Address of Principal Executive Offices)                                                                                       (Zip Code)

(310) 964-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     Entry Into a Material Definitive Agreement.

On November 14, 2011, DIRECTV provided a guarantee of all the outstanding Senior Notes of DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (collectively, the “Issuers”).

The outstanding Senior Notes consist of the 4.750% Senior Notes due 2014 (CUSIP 25459HAL9), 3.550% Senior Notes due 2015 (CUSIP 25459HAN5 and 25459HAM7), 3.125% Senior Notes due 2016 (CUSIP 25459HAV7), 7.625% Senior Notes due 2016 (CUSIP 25459HAE5 and 25459HAG0), 3.500% Senior Notes due 2016 (CUSIP 25459HAY1), 5.875% Senior Notes due 2019 (CUSIP 25459HAU9), 5.200% Senior Notes due 2020 (CUSIP 25459HAT2, 25459HAR6 and U25398AH8), 4.600% Senior Notes due 2021 (CUSIP 25459HAW5), 5.000% Senior Notes due 2021 (CUSIP 25459HBA2), 6.350% Senior Notes due 2040 (CUSIP 25459HAQ8), 6.000% Senior Notes due 2040 (CUSIP 25459HAX3) and 6.375% Senior Notes due 2041 (CUSIP 25459HAZ8) (collectively, the “Senior Notes”).

DIRECTV, the indirect 100% parent company of Issuers, entered into a series of Supplemental Indentures on November 14, 2011 with the Issuers, the existing subsidiary guarantors and the Trustee thereunder, The Bank of New York Mellon Trust Company, N.A., for the Issuers’ outstanding Senior Notes.  On the terms set forth in the Supplemental Indentures, copies of which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5. and are incorporated herein by reference, DIRECTV has agreed to fully guarantee (the “Guarantees”), jointly and severally with the existing guarantors, the Senior Notes.  As a result of the Guarantees and subject to the terms of the Supplemental Indentures, holders of the Senior Notes will obtain the benefit of DIRECTV’s interests in the assets and related earnings of DIRECTV’s operations that are not held through DIRECTV Holdings LLC and its subsidiaries. Those operations are primarily DIRECTV’s direct-to-home digital television services throughout Latin America which are held by DIRECTV Latin America Holdings, Inc. and its subsidiaries and DIRECTV Sports Networks LLC and its subsidiaries which are comprised primarily of three regional sports television networks based in Seattle, Washington, Denver, Colorado and Pittsburgh, Pennsylvania.  However, the subsidiaries that own and operate the DIRECTV Latin America and DIRECTV Sports Networks operating segments have not agreed to guarantee the Senior Notes.

A copy of the press release related to such announcement dated November 15, 2011 is attached hereto as Exhibit 99.1.

ITEM 3.03.     Material Modification to Rights of Security Holders.

See Item 1.01 which is incorporated herein by reference.

The foregoing description of the Supplemental Indentures and the Guarantees does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indentures, which are filed as Exhibits 4.1-4.5 hereto and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV HOLDINGS LLC
(Registrant)

Date: November 17, 2011	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

                 EXHIBIT INDEX

4.1	First Supplemental Indenture, dated November 14, 2011, to the Indenture, dated as of May 14, 2008, in respect of the 7.625% Senior Notes due 2016.

4.2	First Supplemental Indenture, dated November 14, 2011, to the Indenture, dated as of September 22, 2009, in respect of (i) the 4.750% Senior Notes due 2014 and (ii) the 5.875% Senior Notes due 2019.

4.3
First Supplemental Indenture, dated November 14, 2011, to the Indenture, dated as of March 11, 2010, in respect of (i) the 3.550% Senior Notes due 2015, (ii) the 5.200% Senior Notes due 2020 and (iii) the 6.350% Senior Notes due 2040.

4.4
Third Supplemental Indenture, dated November 14, 2011, to the Indenture, dated August 17, 2010, as further amended and supplemented by the First Supplemental Indenture, dated as of August 17, 2010 and the Second Supplemental Indenture, dated as of March 10, 2011, in respect of (i) the 3.125% Senior Notes due 2016, (ii) the 4.600% Senior Notes due 2021 and (iii) the 6.000% Senior Notes due 2040.

4.5
Fourth Supplemental Indenture, dated November 14, 2011, to the Indenture, dated August 17, 2010, as further amended and supplemented by the First Supplemental Indenture, dated as of August 17, 2010, the Second Supplemental Indenture, dated as of March 10, 2011 and the Third Supplemental Indenture, dated November 14, 2011, in respect of (i) the 3.500% Senior Notes due 2016, (ii) the 5.000% Senior Notes due 2021 and (iii) the 6.375% Senior Notes due 2041.

99.1	Press Release, dated November 15, 2011